John Hancock Funds II

Supplement dated February 5, 2007

to the Class NAV and Class 1 Shares

Prospectuses for John Hancock Funds II

Dated December 31, 2006

U.S. Government Securities Fund

The last sentence of the “Investment Strategies” section has been amended to read:

The Fund may invest the balance of its assets in non-U.S. government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

The below stated paragraph will be removed from the prospectuses:

The Fund must comply with diversification requirements established pursuant to the Internal Revenue Code (the “Code”) for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the Fund are subject to the following restrictions:

-no more than 55% of the value of the Fund’s gross assets may be represented by any one investment;

-no more than 70% of the value of the Fund’s gross assets may be represented by any two investments;

-no more than 80% of the value of the Fund’s gross assets may be represented by any three investments; and

-no more than 90% of the value of the Fund’s gross assets may be represented by any four investments.

JHFIIPS2